UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Eaton Vance Municipal Income Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE January 26, 2009

Eaton Vance Municipal Income Trust The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Dear Shareholder:

This notice revises certain information contained in the enclosed proxy statement for the upcoming Annual Meeting of Shareholders of Eaton Vance Municipal Income Trust (“Municipal Fund”) on Friday, March 27, 2009 at 2:30 P.M. (Eastern time). The enclosed proxy statement erroneously lists the number of Auction Preferred Shares (“APS”) outstanding as of January 14, 2009 for the Municipal Fund. The correct information is as follows:

No. of APS Shares Outstanding on
January 14, 2009
Municipal Fund	4,000

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR CARD PROMPTLY